UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2009

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM	8.01. OTHER EVENTS.

On May 15, 2009, Oscient Pharmaceuticals Corporation issued a News Release announcing that it has filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission relating to its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009.

A copy of the News Release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM	9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 News Release issued by Oscient Pharmaceuticals Corporation on May 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By: /s/  Philippe M. Maitre

        Name: Philippe M. Maitre

        Title: Executive Vice President & Chief Financial Officer

Date: May 15, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release issued by Oscient Pharmaceuticals Corporation on May 15, 2009.